Exhibit No. 32.1



                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                    AND CHIEF FINANCIAL OFFICER PURSUANT TO
                    18 U.S.C. SECTION 1350, AS ADOPTED
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the filing of American Asset Management Corporation (the Company) Annual Report on Form 10-QSB for the quarter ended June 30, 2004 with the Securities and Exchange Commission on the date hereof (the Report), I, Richard G. Gagliardi, the Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1)  The Report fully complies with the requirements of
          section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                 _/s/ Richard G. Gagliardi____________
                                 Richard G. Gagliardi
                                 Chief Executive and Financial Officer


Date:  August 23, 2004